UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              April 9, 2018

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                  001-14015                                                                                      77-0262908

                          (Commission File Number)                                                  (IRS Employer Identification No.)

2480 W Ruthrauff Road, Suite 140 Q, Tucson, Arizona                                                                                                     85705

              (Address of Principal Executive Offices)                                                                                                             (Zip Code)

(520) 628-7415

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 – Other Events

Cautionary Note Concerning Forward-Looking Statements

Certain statements in this Form 8-K constitute forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to the historical or current facts, and can be identified by the use of forward looking words such as "may", "believe", "will", "expect", "project", "anticipate", “estimates", "plans", "strategy", "target", "prospects" or "continue", and words of similar meaning. These forward looking statements are based on the current plans and expectations of our management and are subject to a number of uncertainties and risks that could significantly affect our current plans and expectations, as well as future results of operations and financial condition and may cause our actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. We do not assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such forward-looking statements

General

On March 9th, 2018 new management for Applied Energetics, Inc (AE) was put in place by the shareholders. Since that time management has undertaken a series of activities focusing on the reconstitution of the company. The executive team has developed a short term action plan to address immediate issues in order to establish a corporate foundation to begin to build its strategic direction for the company. Immediate priorities of the company include:

1)	Assessing and publishing the status and nature of AE’s current intellectual property rights and making that information available to shareholders.

2)	Recapitalization of the company and addressing outstanding debt currently on the company’s balance sheet.

3)	Corporate due diligence on previous company financial and stock transactions with particular attention on large dilutive events, including issuance of shares that were registered on the company’s Registration Statement on Form S1 and as executive compensation from March 2, 2015.

4)	Reestablishment of formal communications to shareholders including quarterly communications, meetings, and phone calls.

5)	Effectively using the AE Scientific Advisory Board (SAB) with emphasis on building corporate brand awareness and participation in industry events.

6)	Continuing to build a corporate leadership team with strong industry experience and relationships to assist in market pursuits and business development.

7)	Launching a targeted business development effort to engage the US Government and its existing teaming partners and communicate the value of AE’s intellectual property and corporate capabilities.

AE’s executive team is committed to providing updates with respect to the nature and timing of events listed above. AE’s immediate goal will be to leverage the current strength of its patent portfolio and its executive team’s experience in this market to develop a product road map that enables AE to engage with clients on existing and new technologies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.

(Registrant)

By: /s/ Thomas C Dearmin

Thomas C Dearmin

Acting Chief Executive Officer

Date: April 9, 2018